UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 26, 2005



                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-10863                   13-3473472
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

     631 SOUTH RICHLAND AVENUE, YORK PA                           17403
  (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (717) 771-7890



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition

On October 26, 2005, York International Corporation (the Company) issued a press release setting forth the Company's third quarter 2005 results and commenting on its business outlook. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference.

The information in the press release and in this Item 2.02 is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

This press release contains non-GAAP financial measures that are reconciled to the most directly comparable GAAP measures in the press release. The Company believes that providing this additional information provides a transparent view of core operational performance with and without the impact of special items in 2005. Management utilizes non-GAAP measures internally to assess historical and expected future performance of the Company and as a basis for certain compensation arrangements. Special items in 2005 include restructuring and related costs, costs related to the Company's proposed merger with Johnson Controls, Inc., and a tax charge associated with the Company's intention to remit dividend payments under the American Jobs Creation Act. Special items are deducted from GAAP measures (income from operations, net income, and diluted earnings per share) to allow users of the Company's financial statements to identify the impact of these special items on results.

Item 9.01. Exhibits

99.1 Press release, dated October 26, 2005, issued by York International Corporation. This exhibit is furnished pursuant to Item 2.02.




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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            York International Corporation
                                            (Registrant)


Date: October 26, 2005                      By: /s/ M. David Kornblatt
                                               ---------------------------------
                                               M. David Kornblatt
                                               Vice President and
                                               Chief Financial Officer


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Exhibit Index

   99.1 Press release, dated October 26, 2005, issued by York International Corporation.